                                                                Exhibit 10.2.6.1

                                                                   (BIOVEX LOGO)

                                                                    2 April 2004

Dr. Tony Mills
42 Albion Road
Chalfont St Giles
Bucks
HP8 4EN

Dear Tony,

Further to the remuneration committee meeting on the 31st March at which your remuneration was reviewed I am writing to comfirm that the following bonus award and revisions to your remuneration have been agreed.

The Committee has agreed to increase your base salary of L90.000 by L5,500 to L95,500. These changes will be effective as from 1st April 2003.

The Committee further agreed to award you a bonus of L7,500 (8.4%).

In addition to these adjustments the remuneration committee also agreed that in future your maximum performance related bonus would increase to 20% of your base salary and that the company's contribution to your pension fund will increase from 7.5% to 10%.

Yours sincerely,


/s/ Dr. Gareth Beynon
-------------------------------------
DR. GARETH BEYNON
CHIEF EXECUTIVE

c.c. Remuneration Committee

              BioVex Ltd, 70 Milton Park, Abingdon, Oxon, OX14 4RX
 T: +44 (0)1235 441 900 F: +44 (0)1235 441 901 info@biovex.com www.biovex.com

                                                                   (BIOVEX LOGO)

Dr. Tony Mills
42 Albion Road
Chalfont St Giles
Bucks
HP8 4EN

18 October 2004

Dear Tony,

I am writing to confirm the following revision to your Contract of Employment.

Your notice period as per Clauses 14.1 and 14.2 of your Contract of Employment has been extended from six months to 12 months.

Please would you countersign the copy of this letter to acknowledge this revision.

Yours sincerely,


/s/ Dr. Gareth Beynon
-------------------------------------
DR. GARETH BEYNON
CHIEF EXECUTIVE OFFICER


/s/ Dr. Tony Mills
-------------------------------------
Dr. Tony Mills

              BioVex Ltd, 70 Milton Park, Abingdon, Oxon, OX14 4RX
  T: +44 (0)1235 441 900 F: +44 (0)1235 441 901 info@biovex.com www.biovex.com